SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 24, 2026, to the Prospectus dated September 26, 2025.

MFS® Blended Research® Small Cap Equity Fund

Effective immediately, the following is added after the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Effective October 31, 2026, Jenney Zhang will join Matt Krummell as co-lead portfolio manager of the fund.

BRS-SUP-I-092426